ADVANCED SERIES TRUST

AST T. Rowe Price Growth Opportunities Portfolio

Supplement dated October 18, 2024 to the

Statement of Additional Information, dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the statement of additional information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST T. Rowe Price Growth Opportunities Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI.

New Subadvisory Arrangement, Name Change, Investment Objectives, Principal Investment Strategy, Management Fee and Secondary Benchmark Changes

The Board of Trustees of the Trust (the Board) approved: (i) replacing T. Rowe Price Associates, Inc., T. Rowe Price International, T. Rowe Price Hong Kong, Limited, and T. Rowe Price Japan, Inc. (collectively T. Rowe Price) with J.P. Morgan Investment Management Inc. (J.P. Morgan) to serve as subadviser to the Portfolio; (ii) changing the name of the Portfolio to the “AST J.P. Morgan Aggressive Multi-Asset Portfolio;” (iii) certain revisions to the investment objective and principal investment strategy of the Portfolio; and (iv) changing the Portfolio’s secondary benchmark to reflect the repositioning of the Portfolio. These changes are expected to become effective on or about November 14, 2024.

To reflect the changes described above, the SAI is hereby revised as follows, effective November 14, 2024:

I.All references to "AST T. Rowe Price Growth Opportunities Portfolio" are hereby changed to "AST J.P. Morgan Aggressive Multi-Asset Portfolio".

II.All references and information for the Portfolio pertaining to T. Rowe Price, T. Rowe Price International, T. Rowe Price Hong Kong, and T. Rowe Price Japan are hereby removed from the SAI.

III.The table in Part I of the SAI entitled “Management Fee Rates” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Management Fee Rates

Portfolio	Contractual Fee Rate
AST J.P. Morgan Aggressive Multi-Asset Portfolio	Effective November 14, 2024:
0.6825% of average daily net assets to $6 billion;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
Prior to November 14, 2024:
0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

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IV. The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser(s)	Fee Rate*
AST J.P. Morgan Aggressive Multi-Asset Portfolio	J.P. Morgan	0.28% of average daily net assets

V.The section in Part I of the SAI entitled “Notes to Subadviser Fee Rate Table” is hereby revised by replacing the information pertaining to J.P. Morgan and T. Rowe Price with the information set forth below:

J.P. Morgan: The subadviser’s fee reflects negotiations with the adviser that considered the scope and importance to the subadviser of its relationship with funds in the complex.

J.P. Morgan has agreed to waive its subadvisory fee in an amount equal to the revenue received for investments in funds or ETFs affiliated with J.P. Morgan. Although not expected, this may result in a negative effective subadvisory fee, or payment from J.P. Morgan to the Manager.

For the purpose of calculating the subadvisory fee for the portfolios managed by J.P. Morgan, a fee discount of a minimum of 10% is applied on the average daily net assets of the following J.P. Morgan managed portfolios: AST Academic Strategies Asset Allocation Portfolio; AST Advanced Strategies Portfolio; AST Balanced Asset Allocation Portfolio; AST Capital Growth Asset Allocation Portfolio; AST Core Fixed Income Portfolio; AST International Equity Portfolio; AST J.P. Morgan Aggressive Multi-Asset Portfolio; AST J.P. Morgan Conservative Multi-Asset Portfolio; AST J.P. Morgan Fixed Income Central Portfolio; AST J.P. Morgan Moderate Multi-Asset Portfolio; AST Large-Cap Equity Portfolio; AST Large-Cap Growth Portfolio; AST Large-Cap Value Portfolio; and AST Preservation Asset Allocation Portfolio.

T. Rowe Price: For purposes of calculating the subadvisory fee payable to T. Rowe, the large cap value strategy assets managed by T. Rowe will be aggregated with the large-cap value strategy assets managed by T. Rowe for all other Prudential entities.

T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the following Portfolios:

—AST Large-Cap Growth Portfolio (T. Rowe Price Sleeve)

—PSF Natural Resources Portfolio

—PSF Global Portfolio (T. Rowe Price Sleeve)

T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the Portfolios listed above (or the portion thereof subadvised by T. Rowe Price):

Combined Average Daily Net Assets up to $20 billion:

-2.5% fee reduction on combined assets up to $1 billion

-5.0% fee reduction on combined assets on the next $1.5 billion

-7.5% fee reduction on combined assets on the next $2.5 billion

-10.0% fee reduction on combined assets on the next $5.0 billion

-12.5% fee reduction on combined assets above $10.0 billion

Combined Average Daily Net Assets above $20 billion:

-12.5% fee reduction on combined assets up to $20 billion

-15.0% fee reduction on combined assets on the next $10 billion

Combined Average Daily Net Assets above $30 billion: - 15.0% fee reduction on all assets

VI. The table in Part I of the SAI entitled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS— Other Accounts and Portfolio Ownership” is hereby revised by hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Adviser/Subadviser	Portfolio Managers	Registered	Other Pooled	Other	Ownership
		Investment	Investment	Accounts*	of Fund
		Companies*	Vehicles*		Securities*

J.P. Morgan	Navdeep Saini	6/$10 million	None	1/$474,992	None
Investment	Morgan Moriarty, CFA	10/$11.1 million	4/$1.9 million	47/$13.6 million	None
Management Inc.	Gary Herbert, CFA	10/$19.9 million	12/$28.9 million	4/$5.1 million	None

*Information is as of September 30, 2024.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.